FHLB ADVANCES	12 Months Ended
Dec. 31, 2015
Disclosure Text Block [Abstract]
Federal Home Loan Bank Advances, Disclosure [Text Block]
NOTE 11   FHLB ADVANCES

At December 31, advances from the Federal Home Loan Bank were as follows:

	Interest
	Rate at
	December 31,	2015	2014
		(In thousands)
FHLB variable rate advance, with monthly interest payments; due March 2016	0.45%	$5,000	$0

FHLB fixed rate advance, with monthly principal and interest payments; due July 2027	2.14%	$1,574	$1,692

At December 31, 2015 and 2014, as a member of the Federal Home Loan Bank system, the Bank had the ability to obtain up to $18,623,000 and $15,497,000, respectively, in additional borrowings based on FHLB stock owned by the Bank and certain loans pledged to the Federal Home Loan Bank. At December 31, 2015, the Bank had approximately $46,795,000 of one-to-four family residential real estate and commercial real estate loans pledged as collateral for borrowings, compared to $45,283,000 at December 31, 2014.